                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-39791
                                                                       333-02419
                                                                       33-55218
                                                                       33-46515
                                                                       33-63685
                                                                       33-46049
                                                                       33-48765



                       SUPPLEMENT TO THE PROSPECTUSES OF
        TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST Dated March 31, 1998
                TCW/DW GLOBAL TELECOM TRUST Dated July 31, 1998
              TCW/DW INCOME AND GROWTH FUND Dated March 31, 1998
            TCW/DW LATIN AMERICAN GROWTH FUND Dated March 31, 1998
              TCW/DW MID-CAP EQUITY TRUST Dated January 30, 1998
     TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST Dated January 30, 1998
               TCW/DW SMALL CAP GROWTH FUND Dated April 24, 1998

     The Trustees of each investment company named above have approved certain changes to the Systematic Withdrawal Plan of each company, to take effect on October 1, 1998. EFFECTIVE OCTOBER 1, 1998, the disclosure in the section of each of the above Prospectuses entitled "SHAREHOLDER SERVICES -- Systematic Withdrawal Plan" is hereby replaced by the following:

          Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of TCW/DW Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. Any applicable contingent deferred sales charge ("CDSC") will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectuses of the Funds offered with multiple Classes), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined the shareholder establishes the Withdrawal Plan. (For shareholders who established the Withdrawal Plan prior to October 1, 1998, the value of each SWP Fund account for the purpose of the 12% CDSC waiver will be determined at 4:00 p.m., New York time, on October 2, 1998.) Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

          A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

          Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/$1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.


          Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

          Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about the Withdrawal Plan.

     Effective October 1, 1998, the Trustees of each investment company named above that is offered with multiple classes of shares (that is, all except TCW/DW North American Government Income Trust) have amended the disclosure in the section of each of the above Prospectuses entitled "PURCHASE OF FUND SHARES -- Contingent Deferred Sales Change Alternative -- Class B Shares -- CDSC Waivers" to reflect that the CDSC will be waived for certain redemptions pursuant to the Fund's Systematic Withdrawal Plan, and referring investors to the section of each Prospectus entitled "SHAREHOLDER SERVICES -- Systematic Withdrawal Plan."

September 30, 1998